UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2023

ALPHA HEALTHCARE ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Delaware	001-40228	86-1645738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas, 5th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(646) 494-3296

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fourth of a redeemable Warrant to acquire one share of Class A Common Stock	ALPAU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ALPA	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ALPAW	The NASDAQ Stock Market LLC

☒    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On July 11, 2023, Alpha Healthcare Acquisition Corp. III, a Delaware corporation (“ALPA” or the “Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of least 15,511,079 shares (78.46%) of ALPA’s issued and outstanding common stock held of record as of June 20, 2023, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. Of these 15,511,079 shares of common stock, 3,861,026 were Class B Common Stock, par value $0.0001 per share, of ALPA (“Class B Common Stock”) and 11,166,259 were Class A Common Stock, par value $0.0001 per share, of ALPA (“Class A Common Stock”). ALPA’s stockholders voted on the following proposals at the Special Meeting, which were set forth in the definitive proxy statement/prospectus for the Special Meeting that was filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2023 (the “Final Prospectus”), each of which was approved. The final vote tabulation for each proposal is set forth below.

1.

The Business Combination Proposal. To adopt a proposal to (a) adopt and approve the Business Combination Agreement, dated as of January 4, 2023 (the “Business Combination Agreement”), among ALPA, Candy Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of ALPA (“Merger Sub”), and Carmell Therapeutics Corporation, a Delaware corporation (“Carmell”), pursuant to which Merger Sub will merge with and into Carmell, with Carmell surviving the merger as a wholly-owned subsidiary of ALPA (the “Combined Company” or “New Carmell”) and (b) approve such merger and the other transactions contemplated by the Business Combination Agreement (the “Business Combination”). Subject to the terms and conditions set forth in the Business Combination Agreement, at the Effective Time (as defined in the Business Combination Agreement):

i.

each outstanding share of Carmell common stock will be cancelled and converted into the right to receive a number of shares of common stock of New Carmell (the “New Carmell common stock”) equal to the Exchange Ratio (as defined in the Business Combination Agreement);

ii.

each outstanding share of Carmell preferred stock will be cancelled and converted into the right to receive a number of shares of New Carmell common stock equal to (A) the aggregate number of shares of Carmell common stock that would be issued upon conversion of the shares of Carmell preferred stock based on the applicable conversion ratio immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio; and

iii.

each outstanding Carmell option or warrant will be converted into an option or warrant, as applicable, to purchase a number of shares of Class A Common Stock equal to (A) the number of shares of Carmell common stock subject to such option or warrant multiplied by (B) the Exchange Ratio at an exercise price per share equal to the current exercise price per share for such option or warrant divided by the Exchange Ratio; in each case, rounded down to the nearest whole share.

The following is a tabulation of the votes with respect to the Business Combination Proposal, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions
12,006,101	3,504,978	0

2.

The Charter Amendment Proposal. To adopt a proposal to approve, assuming the Business Combination Proposal is approved and adopted, a proposed third amended and restated certificate of incorporation (the “Proposed Charter”), which will amend and restate ALPA’s current Amended and Restated Certificate of Incorporation (the “Current Charter”), and which Proposed Charter will be in effect upon the closing of the Business Combination.

The following is a tabulation of the votes with respect to the Charter Amendment Proposal, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions
7,576,108 (Class A Common Stock)	3,590,151 (Class A Common Stock)	0 (Class A Common Stock)
3,861,026 (Class B Common Stock)	0 (Class B Common Stock)	0 (Class B Common Stock)

3.

The Advisory Charter Amendment Proposals. To adopt a proposal to approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the Securities and Exchange Commission as seven separate sub-proposals:

(a)	Advisory Charter Proposal A - To change the corporate name of the Combined Company to “Carmell Therapeutics Corporation”

The following is a tabulation of the votes with respect to the Advisory Charter Proposal A, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions
12,006,101	3,504,978	0

(b)	Advisory Charter Proposal B - To increase the authorized shares of ALPA Common Stock to 250,000,000 shares.

The following is a tabulation of the votes with respect to the Advisory Charter Proposal B, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions
12,006,101	3,504,978	0

(c)	Advisory Charter Proposal C - To increase the authorized shares of “blank check” preferred stock that the Combined Company’s board of directors could issue to 20,000,000 shares.

The following is a tabulation of the votes with respect to the Advisory Charter Proposal C, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions
10,030,205	5,480,874	0

(d)

Advisory Charter Proposal D - To provide that the removal of any director be only for cause and by the affirmative vote of at least 66 2/3% of the Combined Company’s then-outstanding shares of capital stock entitled to vote generally in the election of directors.

The following is a tabulation of the votes with respect to the Advisory Charter Proposal D, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions
9,938,520	5,572,559	0

(e)

Advisory Charter Proposal E - To provide that certain amendments to provisions of the Proposed Charter will require the approval of at least 66 2/3% of the Combined Company’s then-outstanding shares of capital stock entitled to vote on such amendment.

The following is a tabulation of the votes with respect to the Advisory Charter Proposal E, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions
9,938,520	5,572,559	0

(f)

Advisory Charter Proposal F - To make the Combined Company’s corporate existence perpetual instead of requiring ALPA to be dissolved and liquidated 24 months following the closing of its initial public offering and to remove from the Proposed Charter the various provisions applicable only to special purpose acquisition companies.

The following is a tabulation of the votes with respect to the Advisory Charter Proposal F, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions
12,006,101	3,504,978	0

(g)	Advisory Charter Proposal G - To remove the provision that allows the Class B common stockholders to act by written consent as opposed to holding a stockholders meeting.

The following is a tabulation of the votes with respect to the Advisory Charter Proposal G, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions
12,006,101	3,504,978	0

4.

The Nasdaq Proposal. To adopt a proposal to approve, assuming the Business Combination Proposal is approved and adopted, for purposes of complying with the applicable provisions of Nasdaq Stock Exchange Listing Rule 5635, the issuance of up to 15,000,000 shares of New Carmell common stock in connection with the Business Combination.

The following is a tabulation of the votes with respect to the Nasdaq Proposal, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions
12,006,101	3,504,978	0

5.

The Director Election Proposal. To adopt a proposal to approve, assuming the Business Combination Proposal is approved and adopted, the appointment of the following nine directors who, upon consummation of the Business Combination, will become directors of the Combined Company:

The following is a tabulation of the votes with respect to the Director Election Proposal, which was approved by the Company’s stockholders:

Director Nominee	Votes For	Votes Withheld
Rich Upton	12,000,558	3,510,521
William Newlin	12,000,558	3,510,521
David Anderson	12,000,558	3,510,521
Steve Bariahtaris	12,000,558	3,510,521
Kathryn Gregory	12,000,558	3,510,521
Jaime Garza	12,000,558	3,510,521
Randy Hubbell	12,000,558	3,510,521
Patrick Sturgeon	12,000,558	3,510,521
Rajiv Shukla	11,908,874	3,602,205

6.

The Incentive Plan Proposal. To adopt a proposal to approve, assuming the Business Combination Proposal is approved and adopted, the Carmell Therapeutics Corporation 2023 Long-Term Incentive Plan, which will become effective as of and contingent on the consummation of the Business Combination.

The following is a tabulation of the votes with respect to the Incentive Plan Proposal, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions
12,006,100	3,504,979	0

7.

The Adjournment Proposal. To adopt a proposal to adjourn the Special Meeting to a later date or dates if it is determined that more time is necessary or appropriate, in the judgment of the board of directors of ALPA or the officer presiding over the Special Meeting, for ALPA to consummate the Business Combination.

The following is a tabulation of the votes with respect to the Adjournment Proposal, which was approved by the Company’s stockholders:

Votes For	Votes Against	Abstentions
13,169,774	2,341,305	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Date: July 12, 2023	ALPHA HEALTHCARE ACQUISITION CORP. III

	By:	/s/ Rajiv Shukla
Rajiv Shukla
Chief Executive Officer